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INDEX TO FINANCIAL STATEMENTS

Filed Pursuant to Rule 497
File no. 333-182941

PRIORITY SENIOR SECURED INCOME FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION                    SEPTEMBER 3, 2013

        This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated May 9, 2013, relating to this offering and any accompanying prospectus supplement. A copy of the prospectus and any accompanying prospectus supplement may be obtained, without charge, by calling us at (212) 448-0702, or by visiting our website at www.priority-incomefund.com.

        Our prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, or the SEC. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC's website at www.sec.gov, at no charge.

        We are a newly formed entity and have not yet broken escrow with respect to our initial public offering, therefore have no operating history to report. We have not operated under any other name or conducted other business activity.

        Unless otherwise noted, the terms "we," "us," "our," and "Priority Senior Secured Income Fund, Inc." refer to Priority Senior Secured Income Fund, Inc. Terms not defined herein have the same meaning as given to them in the prospectus.

Page
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-1
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	SAI-3
REGULATION	SAI-5
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-9
INDEX TO FINANCIAL STATEMENTS	F-1

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we will pay our Adviser a base management fee and an incentive fee, and will reimburse our Adviser for routine non-compensation overhead expenses. See "Investment Advisory Agreement" in the Prospectus for a description of how the fees payable to our Adviser will be determined.

        We have also entered into an Administration Agreement with Prospect Administration. Pursuant to the Administration Agreement, we will reimburse Prospect Administration for administrative services provided to us and our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement. See "Administration Agreements" in the Prospectus for a description of our reimbursement obligation to Prospect Administration. In addition, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser's management team. We have also entered into an Investor Services Agreement under which we have agreed to reimburse a subsidiary of Behringer Harvard for providing investor relations support and related back-office services with respect to our investors.

        Certain of the executive officers, directors and finance professionals of Prospect Capital Management, Prospect Administration, and Behringer Harvard who perform services for us on behalf of our Adviser are also officers, directors, managers, and/or key professionals of other Prospect Capital Management entities (including Prospect Capital Corporation), and Behringer Harvard entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Prospect Capital Management and Behringer Harvard may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management and Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser.

        Prior to the occurrence of a liquidity event, all transactions with affiliates of ours shall be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our directors, including a majority of our independent directors.

        We entered into a license agreement with our Adviser, pursuant to which our Adviser agreed to grant us a nonexclusive, royalty free license to use the name "Priority Senior Secured Income Fund, Inc." Under this agreement, we have a right to use such name for so long as our Adviser remains our investment adviser. Other than with respect to this limited license, we have no legal right to our name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.

        Our Adviser has funded offering and organization costs in the amount of approximately $1,892,000 as of June 30, 2013. There will be no liability on our part for the offering or organization costs funded by our Adviser until we have met the minimum offering requirement. At such time, our Adviser will be entitled to receive up to 5% of the gross proceeds raised from outside investors until all offering and organization costs funded by our Adviser or its affiliates have been recovered.

Allocation of our Adviser's Time

        We rely, in part, on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management, Prospect Administration, Prospect Capital

SAI-1

Corporation, and Behringer Harvard. Our Adviser and its personnel will devote only as much of its and their time to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

        However, Prospect Capital Management and Behringer Harvard believe that our Adviser's professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. Because we have not yet broken escrow and commenced investing operations, it is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Prospect Capital Management-sponsored and Behringer Harvard-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at our Adviser providing services to multiple programs. For example, our Adviser has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Allocation of Investments

        Concurrent with this offering, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including Prospect Capital Management, which serves as the investment adviser to Prospect Capital Corporation. Prospect Capital Corporation is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. As a result, we may compete with any such investment entity for the same investors and investment opportunities. If we pursue and are able to obtain exemptive relief from the SEC, we may co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations promulgated thereunder. There is no assurance that we will pursue or obtain such relief. In the event that we do not pursue, or the SEC does not grant us, relief, we could be limited in our ability to invest in certain portfolio companies in which our Adviser or any of its affiliates, including Prospect Capital Management and Prospect Capital Corporation, are investing or are invested. Even if we are able to receive exemptive relief, we will be unable to participate in certain transactions originated by our Adviser or its affiliates prior to receipt of such relief unless we co-invest in accordance with existing regulatory guidance. To the extent we are able to make co-investments with our Adviser's affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.

        Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to Prospect Capital Corporation or another affiliate of our Adviser.

        To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

SAI-2

Affiliated Dealer Manager

        The dealer manager is an affiliate of our Adviser. This relationship may create conflicts in connection with the dealer manager's due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in this SAI and the Prospectus for accuracy and completeness, due to its affiliation with our Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this SAI, information with respect to the beneficial ownership of our shares by:

  •
  each person known to us to beneficially own more than 5% of the outstanding shares;

  •
  each member of our Board of Directors and each executive officer; and

  •
  all of the members of our Board of Directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Unless otherwise specified, the address of each beneficial owner is 10 East 40th Street, 44th Floor, New York, New York 10016.

Shares Beneficially Owned as of the Date of This SAI
Name	Number of Shares	Percentage of class assuming minimum is purchased	Percentage assuming maximum amount is purchased
5% or Greater Stockholders:
Priority Senior Secured Income Management, LLC(1)	17,865	9.7%	*
Interested Directors:
M. Grier Eliasek	—	—	—
Robert S. Aisner	—	—	—
Independent Directors:
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
Executive Officers:
Michael D. Cohen	—	—	—
Frank V. Saracino	—	—	—
All officers and members of our Board of Directors as a group (persons)	—	—	—

(1)
Priority Senior Secured Income Management, LLC is owned 50% by Prospect Capital Management and 50% by Behringer Harvard.

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        The following table sets forth, as of the date of this SAI, the dollar range of our equity securities that are beneficially owned by each member of our Board of Directors, based on the assumed initial public offering price of $15.00 per share.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors:
M. Grier Eliasek	None
Robert S. Aisner	None
Independent Directors:
Andrew C. Cooper	None
William J. Gremp	None
Eugene S. Stark	None

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

        The following table sets forth, as of the date of this SAI, the dollar range of our equity securities that are owned by each of our Adviser's professionals, based on the assumed initial public offering price of $15.00 per share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001 - $500,000
M. Grier Eliasek	None
Michael D. Cohen	None
Frank V. Saracino	None
Robert J. Klein	None
John W. Kneisley	None
Nishil Mehta	None

(1)
The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

SAI-4

REGULATION

        We are a newly organized, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

  •
  change our classification to an open-end management investment company;

  •
  except in each case in accordance with our policies with respect thereto set forth in this SAI and the Prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

  •
  deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

  •
  change the nature of our business so as to cease to be an investment company.

        A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company's voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

        As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.

        As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.

SAI-5

        We are generally not able to issue and sell our common stock at a price below net asset value per share. See "Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage" in the Prospectus. We may, however, sell our common stock, or at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

        We may borrow funds to make investments, although we do not intend to incur leverage or issue preferred shares in the first 12 months following effectiveness of our registration statement, or May 9, 2014, or until the proceeds of this offering are substantially invested in accordance with our investment objective. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

        As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See "Risk Factors—Risks Related to Our Business and Structure" in the Prospectus.

Fundamental Investment Policies

        The restrictions identified as fundamental below, along with our investment objective, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act.

        As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an "underwriter" of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (B) own the securities of companies that are in the business of buying, selling or developing real estate); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

        We do not have any fundamental policies with respect to the concentration of our investments in a particular industry or group of industries, and we do not intend to operate as a diversified investment company under the 1940 Act. We may invest up to 100% of our assets in Target Securities, which may be acquired directly in privately negotiated transactions or in secondary market purchases. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities we may hold, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

        As a registered closed-end management investment company, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest

SAI-6

with certain entities affiliated with our Adviser in transactions originated by our Adviser or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. However, we are permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates only in accordance with existing regulatory guidance.

        We may borrow money or issue senior securities up to the maximum amount permitted by the 1940 Act. See "—Senior Securities" below.

Temporary Investments

        Pending investment in portfolio securities consistent with our investment objective and strategies described in the Prospectus, our investments may consist of cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See "Risk Factors—Risks Related to Debt Financing" in the Prospectus.

Code of Ethics

        We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal

SAI-7

investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes' requirements. We have attached our code of ethics as an exhibit to the registration statement of which the Prospectus is a part. You may also read and copy our code of ethics at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC's Internet site at www.sec.gov.

Compliance Policies and Procedures

        We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set forth below. The guidelines are reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

        As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

        These policies and procedures for voting proxies for the investment advisory clients of our Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

        Our Adviser will vote proxies relating to our securities in the best interest of its clients' stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

        The proxy voting decisions of our Adviser are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

        You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 44th Floor, New York, New York 10016.

SAI-8

Other

        We will be periodically examined by the SEC for compliance with the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Sarbanes-Oxley Act of 2002

        The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

  •
  pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

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INDEX TO FINANCIAL STATEMENTS

        The following financial statements of Priority Senior Secured Income Fund, Inc. are included in this statement of additional information:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholder
Priority Senior Secured Income Fund, Inc.
New York, New York

        We have audited the accompanying statement of assets and liabilities of Priority Senior Secured Income Fund, Inc. (the "Company") as of June 30, 2013, and the related statements of operations, changes in net assets and cash flows for the period from July 19, 2012 (inception) to June 30, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Priority Senior Secured Income Fund, Inc. at June 30, 2013, and the results of its operations, changes in its net assets and its cash flows for the period from July 19, 2012 (inception) to June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP
New York, New York
August 23, 2013

PRIORITY SENIOR SECURED INCOME FUND, INC.

Statement of Assets and Liabilities

June 30, 2013

Assets
Cash	$244,815
Deferred offering costs	1,278,465
Prepaid insurance	98,874

Total assets	1,622,154

Liabilities
Due to Adviser	1,858,655
Due to Administrator	15,092
Accrued expenses	198,003

Total liabilities	2,071,750

Net assets (liabilities)	$(449,596)

Components of net assets (liabilities):
Common stock, $0.01 par value; 200,000,000 shares authorized; 17,865 Class I shares issued and outstanding	$179
Paid-in capital in excess of par	48,357
Accumulated net investment loss	(498,132)

Net assets (liabilities)	$(449,596)

Net asset value per share	$(25.17)

See accompanying notes to financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC.

Statement of Operations

For the period July 19, 2012 (inception) to June 30, 2013

Investment income	$—

Expenses
Amortization of offering costs	215,066
Organization expenses	201,548
Professional fees	50,000
Other expenses	31,518

Total operating expenses	498,132

Net investment income (loss)	(498,132)

Net increase (decrease) in net assets resulting from operations	$(498,132)

See accompanying notes to financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC.

Statement of Changes in Net Assets

For the period July 19, 2012 (inception) to June 30, 2013

Increase (Decrease) in net assets resulting from operations:
Net investment income (loss)	$(498,132)

Net increase (decrease) in net assets resulting from operations	(498,132)

Capital transactions:
Proceeds from shares sold	246,565
Offering costs	(198,029)

Net increase (decrease) in net assets from capital transactions	48,536

Total increase (decrease) in net assets	(449,596)
Net assets (liabilities)
Beginning of period	—

End of period(a)	$(449,596)

(a)
Includes accumulated net investment loss of $(498,132).

See accompanying notes to financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC.

Statement of Cash Flows

For the period July 19, 2012 (inception) to June 30, 2013

Cash flows from (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$(498,132)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
(Increase) Decrease in operating assets:
Deferred offering costs	(1,278,465)
Prepaid insurance	(98,874)
Increase (Decrease) in operating liabilities:
Due to Adviser	1,858,655
Due to Administrator	15,092
Accrued expenses	198,003

Net cash provided by (used in) operating activities	196,279

Cash flows from (used in) financing activities:
Proceeds from shares sold	246,565
Offering costs	(198,029)

Net cash provided by (used in) financing activities	48,536

Net increase (decrease) in cash	244,815
Cash, beginning of period	—

Cash, end of period	$244,815

See accompanying notes to financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC.

Notes to Financial Statements

June 30, 2013

Note 1. Principal Business and Organization

        Priority Senior Secured Income Fund, Inc. (the "Company") was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and commenced operations on May 9, 2013. In addition, the Company intends to elect to be treated for tax purposes as a regulated investment company, or "RIC," under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). On May 9, 2013, the Company priced its initial public offering at a price of $15.00 per share. The Company's investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. The Company anticipates that at least 80% of its portfolio will comprise senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which are collectively referred to as "Senior Secured Loans," or pools of Senior Secured Loans.

        The Company is managed by Priority Senior Secured Income Management, LLC (the "Adviser"), an affiliate of the Company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

        The Company's initial capitalization through February 6, 2013 was $246,565. The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share. Until the Company raises gross proceeds of at least $2,500,000, from persons not affiliated with the Company or the Adviser, within one year from the date of the commencement of the offering (the "Minimum Offering Requirement"), no fees will be payable by the Company to the Adviser. If the Company does not meet the Minimum Offering Requirement, it will return all funds, including any interest earned on such funds, to stockholders and stop offering shares. The Company expects the share offering period to last for up to 36 months from the date of the commencement of the offering.

        Beginning with the first calendar quarter following the one-year anniversary of the date that the Company meets the Minimum Offering Requirement, and on a quarterly basis thereafter, the Company may offer to repurchase shares. The Company will not be required to repurchase shares and will only do so on such terms as may be determined by the Board of Directors.

        The Company's fiscal year-end is June 30.

Note 2. Summary of Significant Accounting Policies

        Basis of Presentation:    The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

        Organization and Offering Expenses:    Organization expenses, including reimbursement payments to the Adviser, are expensed on the Company's statement of operations. Offering costs prior to the commencement of operations are capitalized on the Company's statement of assets and liabilities as deferred charges until operations begin and thereafter are being amortized as an expense over twelve months on a straight-line basis. The Company will charge all offering costs incurred after the commencement of operations against capital in excess of par value on the statement of assets and liabilities. Both organization and offering expenses were determinable and probable of repayment to the Adviser at June 30, 2013.

PRIORITY SENIOR SECURED INCOME FUND, INC.

Notes to Financial Statements (Continued)

June 30, 2013

Note 2. Summary of Significant Accounting Policies (Continued)

        Cash and Cash Equivalents:    The Company considers all highly liquid investments, with maturities of 90 days or less when purchased, as cash equivalents. Cash and cash equivalents held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation.

        Income Taxes:    The Company intends to elect to be treated as a RIC for tax purposes under the Code. Generally, a RIC is not required to pay corporate-level federal income tax on income and gains distributed to shareholders provided that it distributes at least 90% of its investment company taxable income, as defined in the Code, each year and meets specified source-of-income and asset diversification requirements. Dividends paid up to nine and one-half months after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Company intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute an amount at least equal to the sum of (1) 98% of its net ordinary income for the calendar year; (2) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which it paid no federal income tax. The Company will generally endeavor each year to avoid any federal excise taxes.

        Use of Estimates:    The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

Note 3. Capital

        The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisors. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

  •
  For Class R Shares, purchasers will pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;

  •
  For Class RIA Shares, purchasers will pay dealer manager fees of 2.0%, but no selling commissions; and

  •
  For Class I Shares, purchasers will pay no selling commissions or dealer manager fees.

        The Company's authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares.

PRIORITY SENIOR SECURED INCOME FUND, INC.

Notes to Financial Statements (Continued)

June 30, 2013

Note 3. Capital (Continued)

        The Company entered into two stock purchase agreements with the Adviser. On October 10, 2012 and February 6, 2013, the Adviser contributed cash consideration of $100,000 and $146,565 to purchase 11,111 and 6,754 shares of Class I common stock at $9.00 and $21.70 per share, respectively.

        Transactions in shares of common stock were as follows:

	Shares	Amount
Shares sold	17,865	$246,565

Net increase in shares outstanding	17,865	$246,565

Note 4. Transactions with Affiliates

        On May 9, 2013, the Company entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser. The Adviser is 50% owned by Prospect Capital Management LLC and 50% by Behringer Harvard Holdings, LLC ("BHH"). The Adviser will manage the day-to-day operations of, and provide investment advisory services to, the Company. For providing these services, the Adviser will be paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The incentive fee is calculated and payable quarterly in arrears based on the Company's pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the Administration Agreement and the Investor Services Agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee on income). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months. There were no investment advisory fees for the period ended June 30, 2013.

PRIORITY SENIOR SECURED INCOME FUND, INC.

Notes to Financial Statements (Continued)

June 30, 2013

Note 4. Transactions with Affiliates (Continued)

        Additionally, the Company entered into an administration agreement (the "Administration Agreement") with Prospect Administration LLC (the "Administrator"), an affiliate of the Adviser, on May 9, 2013. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company's allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent. The administrative services fee was approximately $15,000 for the period ended June 30, 2013.

        The Company also entered into an investor services agreement (the "Investor Services Agreement") under which the Company reimburses a subsidiary of BHH for providing investor relations support and related back-office services with respect to the Company's investors. There was no investor services fee for the period ended June 30, 2013.

        The Adviser, on behalf of the Company, paid organization and offering costs of approximately $200,000 and $1,692,000, respectively, as of June 30, 2013. Organization and offering expenses consist of costs incurred by the Company for the registration, marketing and distribution of the Company's shares. These expenses include, but are not limited to, expenses for legal, accounting, printing, and marketing, and include salaries and direct expenses of the Adviser's employees, employees of its affiliates and others for providing these services. As of June 30, 2013, organization and offering costs attributable to the salaries and direct expenses of such employees for providing primarily legal and marketing services was approximately $89,000 and $438,000, respectively.

        Once the Company has achieved the Minimum Offering Requirement, the Adviser will be entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs listed above and any future offering expenses paid by the Adviser have been recovered.

        Behringer Securities, LP (the "Dealer Manager"), an indirect wholly-owned subsidiary of BHH, acts as dealer manager for the offering, and will manage a group of selling dealers, including other unaffiliated broker dealers who enter into selected dealer arrangements with the Dealer Manager. The Dealer Manager is expected to re-allow the full amount of selling commissions to selected dealers and may re-allow up to 1.15% of the dealer manager fee to selected dealers for reimbursement of marketing expenses.

        Certain officers and directors of the Company are also officers and directors of the Adviser.

Note 5. Subsequent Events

        The management of the Company has evaluated events and transactions through the date the financial statements were issued, and has determined that there are no material events that would require adjustment to or disclosure in the Company's financial statements.